Exhibit 1

                             JOINT FILER INFORMATION
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                                                                                     Date of
                                                                   Issuer &          Event
       Name                Address          Designated Filer      Ticker Symbol      Requiring Report     Signature
       ----                -------          ----------------      -------------      ----------------    ------------


U.N. Holdings          Walker House         Fox Paine            United               12/15/2003      U.N. Holdings
(Cayman),              87 Mary Street       International        National                             (Cayman), Ltd.
Ltd.                   George Town,         GP, Ltd.             Group, Ltd.
                       Grand Cayman                              (NASDAQ -                            By: /s/ Troy W. Thacker
                       Cayman                                     UNGL)                                   -------------------------
                       Islands                                                                        Name: Troy W. Thacker
                                                                                                      Title: Vice President

Fox Paine              Walker House         Fox Paine            United               12/15/2003      Fox Paine Capital
Capital Fund II        87 Mary Street       International        National                             Fund II International,
International,         George Town,         GP, Ltd.             Group, Ltd.                          L.P.
L.P.                   Grand Cayman                              (NASDAQ - UNGL)
                       Cayman                                                                         By:  Fox Paine
                       Islands                                                                        Capital International
                                                                                                      GP, L.P., its General
                                                                                                      Partner

                                                                                                      By:  Fox Paine
                                                                                                      International GP,
                                                                                                      Ltd., its General
                                                                                                      Partner

                                                                                                      By: /s/ Robert N. Lowe
                                                                                                          -------------------------
                                                                                                      Name: Robert N. Lowe
                                                                                                      Title: Chief Operating Officer

Fox Paine              Walker House         Fox Paine            United               12/15/2003      Fox Paine Capital
Capital                87 Mary Street       International        National                             International GP,
International          George Town,         GP, Ltd.             Group, Ltd.                          L.P.,
GP, L.P.               Grand Cayman                              (NASDAQ -
                       Cayman                                    UNGL)                                By:  Fox Paine
                       Islands                                                                        International GP,
                                                                                                      Ltd., its General
                                                                                                      Partner

                                                                                                      By: /s/ Robert N. Lowe
                                                                                                          -------------------------
                                                                                                      Name: Robert N. Lowe
                                                                                                      Title: Chief Operating Officer

Fox Paine              Walker House         Fox Paine            United              12/15/2003       Fox Paine Capital
Capital Co-            87 Mary Street       International        National                             Co-Investors
Investors              George Town,         GP, Ltd.             Group, Ltd.                          International GP, Ltd.
International          Grand Cayman                              (NASDAQ -
GP, Ltd.               Cayman                                     UNGL)                               By: /s/ Robert N. Lowe
                                                                                                          -------------------------
                       Islands                                                                        Name: Robert N. Lowe
                                                                                                      Title: Chief Operating Officer

U.N. Co-               Walker House         Fox Paine            United              12/15/2003       U.N. Co-Investment
Investment             87 Mary Street       International        National                             Fund I (Cayman),
Fund I                 George Town,         GP, Ltd.             Group, Ltd.                          L.P.
(Cayman),              Grand Cayman                              (NASDAQ -
L.P.                   Cayman                                     UNGL)                               By:  Fox Paine
                       Islands                                                                        Capital Co-Investors
                                                                                                      International GP, Ltd.,
                                                                                                      its General Partner

                                                                                                      By: /s/ Robert N. Lowe
                                                                                                          -------------------------
                                                                                                      Name: Robert N. Lowe
                                                                                                      Title: Chief Operating Officer

U.N. Co-               Walker House         Fox Paine            United              12/15/2003       U.N. Co-Investment
Investment             87 Mary Street       International        National                             Fund II (Cayman),
Fund II                George Town,         GP, Ltd.             Group, Ltd.                          L.P.
(Cayman),              Grand Cayman                              (NASDAQ -
L.P.                   Cayman Islands                            UNGL)                                By:  Fox Paine
                                                                                                      Capital Co-Investors
                                                                                                      International GP, Ltd.,
                                                                                                      its General Partner

                                                                                                      By: /s/ Robert N. Lowe
                                                                                                          -------------------------
                                                                                                      Name: Robert N. Lowe
                                                                                                      Title: Chief Operating Officer

U.N.                   Walker House         Fox Paine            United              12/15/2003       U.N. Co-Investment
Co-Investment          87 Mary Street       International        National                             Fund III (Cayman), L.P.
Fund III               George Town,         GP, Ltd.             Group, Ltd.
(Cayman), L.P.         Grand Cayman                              (NASDAQ - UNGL)                      By:  Fox Paine Capital
                       Cayman Islands                                                                 Co-Investors
                                                                                                      International GP, Ltd.,
                                                                                                      its General Partner

                                                                                                      By: /s/ Robert N. Lowe
                                                                                                          -------------------------
                                                                                                      Name: Robert N. Lowe
                                                                                                      Title: Chief Operating Officer

U.N. Co-               Walker House         Fox Paine            United              12/15/2003       U.N. Co-Investment
Investment             87 Mary Street       International        National                             Fund IV (Cayman), L.P.
Fund IV                George Town,         GP, Ltd.             Group, Ltd.
(Cayman),              Grand Cayman                              (NASDAQ -                            By:  Fox Paine
L.P.                   Cayman                                     UNGL)                               Capital Co-Investors
                       Islands                                                                        International GP, Ltd.,
                                                                                                      its General Partner

                                                                                                      By: /s/ Robert N. Lowe
                                                                                                          -------------------------
                                                                                                      Name: Robert N. Lowe
                                                                                                      Title: Chief Operating Officer

U.N. Co-               Walker House         Fox Paine            United              12/15/2003       U.N. Co-Investment
Investment             87 Mary Street       International        National                             Fund V (Cayman), L.P.
Fund V                 George Town,          GP, Ltd.            Group, Ltd.
(Cayman),              Grand Cayman                              (NASDAQ -                            By:  Fox Paine
L.P.                   Cayman                                    UNGL)                                Capital Co-Investors
                       Islands                                                                        International GP, Ltd.,
                                                                                                      its General Partner

                                                                                                      By: /s/ Robert N. Lowe
                                                                                                          -------------------------
                                                                                                      Name: Robert N. Lowe
                                                                                                      Title: Chief Operating Officer

U.N. Co-               Walker House         Fox Paine            United              12/15/2003      U.N. Co-Investment
Investment             87 Mary Street       International        National                             Fund VI (Cayman), L.P.
Fund VI                George Town,         GP, Ltd.             Group, Ltd.
(Cayman),              Grand Cayman                              (NASDAQ -                            By:  Fox Paine Capital
L.P.                   Cayman                                    UNGL)                                Co-Investors
                       Islands                                                                        International GP, Ltd.,
                                                                                                      its General Partner

                                                                                                      By: /s/ Robert N. Lowe
                                                                                                          -------------------------
                                                                                                      Name: Robert N. Lowe
                                                                                                      Title: Chief Operating Officer

U.N. Co-               Walker House         Fox Paine            United              12/15/2003       U.N. Co-Investment
Investment             87 Mary Street       International        National                             Fund I (Cayman),
Fund I                 George Town,         GP, Ltd.             Group, Ltd.                          L.P.
(Cayman),              Grand Cayman                              (NASDAQ -
L.P.                   Cayman                                    UNGL)                                By:  Fox Paine
                       Islands                                                                        Capital Co-Investors
                                                                                                      International GP, Ltd.,
                                                                                                      its General Partner

                                                                                                      By: /s/ Robert N. Lowe
                                                                                                          -------------------------
                                                                                                      Name: Robert N. Lowe
                                                                                                      Title: Chief Operating Officer

U.N. Co-               Walker House         Fox Paine            United              12/15/2003       U.N. Co-Investment
Investment             87 Mary Street       International        National                             Fund VII (Cayman), L.P.
Fund VII               George Town,         GP, Ltd.             Group, Ltd.
(Cayman),              Grand Cayman                              (NASDAQ -                            By:  Fox Paine Capital
L.P.                   Cayman                                    UNGL)                                Co-Investors
                       Islands                                                                        International GP, Ltd.,
                                                                                                      its General Partner

                                                                                                      By: /s/ Robert N. Lowe
                                                                                                          -------------------------
                                                                                                      Name: Robert N. Lowe
                                                                                                      Title: Chief Operating Officer

U.N. Co-               Walker House         Fox Paine            United              12/15/2003       U.N. Co-Investment
Investment             87 Mary Street       International        National                             Fund VIII (Cayman),
Fund VIII              George Town,         GP, Ltd.             Group, Ltd.                          L.P.
(Cayman),              Grand Cayman                              (NASDAQ -
L.P.                   Cayman Islands                            UNGL)                                By:  Fox Paine
                                                                                                      Capital Co-Investors
                                                                                                      International GP, Ltd.,
                                                                                                      its General Partner

                                                                                                      By: /s/ Robert N. Lowe
                                                                                                          -------------------------
                                                                                                      Name: Robert N. Lowe
                                                                                                      Title: Chief Operating Officer

U.N. Co-               Walker House         Fox Paine            United              12/15/2003       U.N. Co-Investment
Investment             87 Mary Street       International        National                             Fund IX (Cayman),
Fund IX                George Town,         GP, Ltd.             Group, Ltd.                          L.P.
(Cayman),              Grand Cayman                              (NASDAQ -
L.P.                   Cayman                                     UNGL)                               By:  Fox Paine
                       Islands                                                                        Capital Co-Investors
                                                                                                      International GP, Ltd.,
                                                                                                      its General Partner

                                                                                                      By: /s/ Robert N. Lowe
                                                                                                          -------------------------
                                                                                                      Name: Robert N. Lowe
                                                                                                      Title: Chief Operating Officer

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